Equity	12 Months Ended
Dec. 31, 2022
Share Capital, Reserves And Other Equity Interest [Abstract]
Equity

27.	Equity
Share capital
At December 31, 2022, the authorized share capital of Stellantis was ninety million Euro (€90,000,000), divided into 4.5 billion (4,500,000,000) Stellantis common shares, nominal value of one Euro cent (€0.01) per share and 4.5 billion (4,499,750,000) class A special voting shares, nominal value of one Euro cent (€0.01) per share each and two hundred and fifty thousand (250,000) class B special voting shares with a nominal value of one euro cent (€0.01) each.
At December 31, 2022, fully paid-up share capital of Stellantis amounted to €32 million (€31 million at December 31, 2021) and consisted of 3,213,372,229 common shares (3,132,618,655 at December 31, 2021). This included 69,125,544 common shares held in Treasury (refer to Exercise of GM Warrants for further information) and therefore at December 31, 2022 there were 3,144,246,685 outstanding common shares. On December 21, 2022, all the outstanding special voting shares B were exchanged with newly issued special voting shares A in accordance with article 7.5 of the terms and conditions of the special voting shares. As a result all the 208,622 issued special voting shares B are held in the Company’s treasury. At December 31, 2022 there were 178,790 issued special voting shares A and 208,622 issued special voting shares B (208,622 at December 31, 2021), all with a par value of €0.01 each.
In accordance with IFRS 3 - Business Combinations, as applied to a reverse acquisition, the share capital of Stellantis reflects the share capital of the legal acquirer, FCA N.V. with the difference between share capital of the legal acquirer and the accounting acquirer, PSA, being aggregated and shown as part of retained earnings and other reserves.
The following table summarizes the changes in the number of outstanding common shares and special voting shares of Stellantis during the year ended December 31, 2022:

	Common Shares	Special Voting Shares A	Special Voting Shares B	Total
Balance at January 1, 2022	3,132,618,655	—	208,622	3,132,827,277
Issuance of Special Voting Shares	—	178,790	—	178,790
Issuance upon the exercise of GM warrants	69,125,544	—	—	69,125,544
Purchase of Treasury shares	(69,125,544)	(98)	(208,622)	(69,334,264)
Shares issued to serve Long Term Incentive Plans	11,628,030	—	—	11,628,030
Balance at December 31, 2022	3,144,246,685	178,692	—	3,144,425,377
In June 2021, one of the Company's consolidated subsidiaries, ARAMIS SAS ("Aramis") listed a portion of its shares on the Euronext Paris stock exchange. Prior to the listing, the Company held a 70 percent interest in Aramis, and as a result of the IPO, the Company’s interest has been diluted to 61 percent. As there was no loss of control as a result of the listing, the transaction has been accounted for as an equity transaction with €178 million recognized as an increase in non-controlling interest and €121 million recognized as additional retained earnings.
In the context of the contemplated merger with FCA, on December 17, 2019, DFG agreed to sell, and Groupe PSA agreed to buy, up to 30.7 million shares of PSA prior to the earlier of the closing of the merger or December 31, 2020 at a price based on the market price of PSA share when PSA is notified to effect a sale by DFG (those shares will be cancelled). On the date of commitment, a current financial liability of €685 million was initially recognized against equity to reflect the PSA repurchase obligation with subsequent remeasurement of the liability recorded as financial income (expense). At December 31, 2019, this liability was remeasured at €668 million against a net financial income (expense) of €17 million. On September 23, 2020, PSA repurchased 10 million of its own shares from DFG for a total purchase price of €164 million (excluding costs) that were subsequently cancelled and PSA and DFG agreed to amend the original agreement so that the remaining 20.7 million shares would have been sold by DFG to third parties by December 31, 2022 in the event those shares have not been sold to PSA by December 31, 2020. As under the amended agreement, as of December 15, 2020 the current financial liability was remeasured to €446 million and reversed against equity as PSA no longer had the obligation to repurchase these 20.7 million shares.
Pursuant to the Articles of Association, the Board of Directors is irrevocably authorized to issue shares (common and special voting shares) and to grant rights to subscribe for shares in the capital of the Company. This authorization is up to a maximum aggregate amount of shares as set out in the Articles of Association, as amended from time to time, and limits or excludes the right of pre-emption with respect to common shares.

Exercise of GM Warrants
As part of the acquisition of Opel/Vauxhall by Groupe PSA, on July 31, 2017, PSA issued warrants to Adam Opel GmbH (a GM company), hereafter referred to as “GM”. The equity warrants entitled the holder to subscribe for 39,727,324 shares in Peugeot S.A. with a par value of €1 per warrant, and each warrant being eligible for one share in PSA Automobiles S.A. (“PSA”). The warrants were exercisable between the 5th and the 9th year following issuance, meaning that the exercise window opened on July 31, 2022. On the merger date, each of the warrants issued by PSA to GM was converted into one equity warrant, each of which entitled the holder to subscribe for 1.74 Stellantis shares (same conversion ratio as for all other PSA shares), with an exercise price equal to €1 per original warrant (€39,727,324).
On September 15, 2022, upon the exercise of the warrants above by GM we issued 69,125,544 common shares, representing approximately 2.2 percent of Stellantis’ share capital (on a diluted basis) and with a cash proceed of €40 million. Following the agreement entered into with GM, we immediately repurchased all the shares issued with a cash disbursement of €923 million corresponding to €13.36 per share (such amount was based on the volume weighted average price of one Stellantis common share on the regulated market of Euronext in Milan over the previous five trading days). The issuance and subsequent share buy-back have been accounted for as separate transactions within equity.
In addition, the warrant agreement noted that in case of transactions including dividends, allocation of shares to shareholders, merger or spin-off, where the date for determining the shareholders entitlement to benefit from or participate in the transaction, the warrant holders rights are protected until the delivery date. Such transactions included cash dividends payable to GM by PSA prior to the merger and paid by Stellantis since the merger, the Faurecia spin-off in 2021 and the 2021 Faurecia dividends payable. The amounts paid were previously recognized as liabilities when such dividends were declared. The payments reduced the liability for the dividends declared in years prior to 2022 and recognized against equity for the dividends declared during 2022.
Equity Incentive Plans
On April 15, 2021, the Annual General Meeting of Shareholders (“AGM”) resolved to authorize, under certain conditions, the Board of Directors to issue common shares, to grant rights to subscribe for shares under the LTIP and its sub-plans, up to maximum of 100 million common shares, and to exclude pre-emptive rights of shareholders in that regard, both for a period of five years.
Furthermore, the AGM authorized the Board of Directors, for a period of 18 months from the date of the AGM, to repurchase up to a maximum of 10 percent of the Company’s common shares issued as of the date of the AGM. Pursuant to the authorization, which does not entail any obligation for the Company but is designed to provide additional flexibility, the Board of Directors may repurchase common shares in compliance with applicable regulations, subject to certain maximum and minimum price thresholds.
Other reserves:
Other reserves comprised the following:
•legal reserves of €18,037 million at December 31, 2022 (€13,030 million at December 31, 2021) determined in accordance with Dutch law and primarily relating to development expenditures capitalized by subsidiaries and their earnings, subject to certain restrictions on distributions to Stellantis;
•capital reserves of €20,119 million at December 31, 2022 (€20,840 million at December 31, 2021);
•retained earnings, after the separation of the legal reserve, of positive €13,873 million (positive €5,664 million at December 31, 2021); and
•profit attributable to owners of the parent of €16,799 million for the year ended December 31, 2022 (€14,200 million for the year ended December 31, 2021).
Other comprehensive income
Other comprehensive income was as follows:

	Years ended December 31,
	2022	2021	2020
	(€ million)
Fair value remeasurement of cash flow hedges	(482)	149	107
of which, reclassified to the income statement	(353)	(98)	(32)
of which, recognized in equity during the period	(129)	247	139
Gains and losses from remeasurement of financial assets	3	6	—
of which, reclassified to the income statement	—	—	—
of which, recognized in equity during the period	3	6	—
Exchange differences on translating foreign operations	2,013	2,005	(377)
Share of Other comprehensive income/(loss) for equity method investees	(7)	(47)	(43)
Items relating to discontinued operations	—	—	(337)
Total amounts to be potentially reclassified to profit or loss	1,527	2,113	(650)

Actuarial gains and losses on defined benefit pension obligations	€1,753	€2,488	€(117)
Share of Other comprehensive income for equity method investees	(5)	8	—
Items relating to discontinued operations	—	—	(52)
Amounts not to be reclassified to profit or loss	1,748	2,496	(169)

Total Other comprehensive income/(loss) for the period	3,275	4,609	(819)
Income tax benefit (expense)	(290)	(783)	—
Income tax benefit (expense) - discontinued operations	—	—	10
Total Other comprehensive income/(loss) for the period, net of tax	€2,985	€3,826	€(809)
Gains and losses arising from the remeasurement of defined benefit plans primarily include actuarial gains and losses arising during the period, the return on plan assets (net of interest income recognized in the Consolidated Income Statement) and any changes in the effect of the asset ceiling. These gains and losses are offset against the related defined benefit plan's net liabilities or assets (Note 20, Employee benefits liabilities).
The following table summarizes the tax effect relating to Other comprehensive income:

	Years ended December 31,
	2022			2021			2020
	Pre-tax balance	Tax income/ (expense)	Net balance	Pre-tax balance	Tax income/ (expense)	Net balance	Pre-tax balance	Tax income/ (expense)	Net balance
	(€ million)
Fair value remeasurement of cash flow hedges	(482)	89	(393)	149	(54)	95	107	(31)	76
Gains and losses from remeasurement of financial assets	€3	€—	€3	€6	€—	€6	€—	€—	€—
Actuarial gains and losses on defined benefit pension obligations	€1,753	€(379)	€1,374	€2,488	€(729)	€1,759	€(117)	€31	€(86)
Exchange differences on translating foreign operations	2,013	—	2,013	2,005	—	2,005	(377)	—	(377)
Share of Other comprehensive income/(loss) for equity method investees	(12)	—	(12)	(39)	—	(39)	(43)	—	(43)
Items relating to discontinued operations	—	—	—	—	—	—	(389)	10	(379)
Total Other comprehensive income/(loss)	€3,275	€(290)	€2,985	€4,609	€(783)	€3,826	€(819)	€10	€(809)
Policies and processes for managing capital
The objectives identified by the Company for managing capital were to create value for shareholders as a whole, safeguard business continuity and support the growth of the Company. As a result, the Company endeavored to maintain an adequate level of capital that, at the same time, enables it to obtain a satisfactory economic return for its shareholders and guarantee economic access to external sources of funds, including by means of achieving an adequate credit rating.
The Company constantly monitors its net financial position in comparison with net equity and the generation of cash from its industrial activities. In order to reach these objectives, the Company continues to aim for improvement in the profitability of its operations. Furthermore, the Board of Directors may make proposals to Stellantis shareholders at a general meeting to reduce or increase share capital or, where permitted by law, to distribute reserves. The Company may also make purchases of treasury shares, without exceeding the limits authorized at a general meeting of Stellantis shareholders, under the same logic of creating value, compatible with the objectives of achieving financial equilibrium and an improvement in the Company's rating.
Dividends proposed, declared and paid
On April 13, 2022, the AGM approved an ordinary dividend distribution of €1.04 per common share corresponding to a total distribution of approximately €3.3 billion, that was paid on April 29, 2022.
On February 22, 2023, the Company announced an ordinary dividend of €4.2 billion corresponding to €1.34 per share to be paid, subject to shareholder approval. The expected dates for NYSE, Euronext Milan and Euronext Paris will be as follows: (i) ex-date April 24, 2023, (ii) record date April 25, 2023, and (iii) payment date May 4, 2023.
Dividend policy
Common shares
The Company’s dividend policy contemplates an annual ordinary dividend to the holders of common shares targeting a payout ratio of 25 percent - 30 percent of the Company’s Net profit for the relevant prior financial year.
The actual level of dividend to be distributed by the Company will be determined by the Board of Directors in its sole discretion and will be subject to earnings, cash balances, commitments, strategic plans and any other factors that the Board of Directors may deem relevant at the time of a dividend distribution, including adjustments for income or costs that are significant in nature but expected to occur infrequently.
Special voting shares
The holders of special voting shares are not entitled to any distributions. However, pursuant to article 29.4 of the Company's articles of association, from any amount of profits not reserved by the Board of Directors, first an amount shall be allocated and added to a separate special voting shares dividend reserve for the benefit of the holders of special voting shares (the "Special Voting Shares Dividend Reserve"). The Company has no intention to propose any distribution from the Special Voting Shares Dividend Reserve.